EXHIBIT 10.2

Exhibit A

Amended and Restated

BYLAWS OF

PONIARD PHARMACEUTICALS, INC.

(A corporation incorporated under the laws of the State of Washington)

SECTION 1

SHAREHOLDERS AND SHAREHOLDERS’ MEETINGS

1.1          Annual Meeting.  The annual meeting of the shareholders of the corporation for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held each year at the principal office of the corporation, or at some other place, either within or without the state of Washington as designated by the Board of Directors, on the day and at the time specified in Exhibit A which is attached hereto and incorporated herein by this reference (if such specified day is a legal holiday, then on the next business day at the same time), or on such other day and time as may be set by the Board of Directors.

1.2          Special Meetings.  Special meetings of the shareholders for any purpose or purposes may be called at any time by the Board of Directors to be held at such time and place as the Board of Directors may prescribe.

Upon the request of the Chairman of the Board, the Chief Executive Officer, the President, the Board of Directors, or of any shareholder or shareholders holding in the aggregate one-tenth (1/10th) of the voting power of all shareholders, it shall be the duty of the Secretary to call a special meeting of the shareholders to be held at the principal office of the corporation or such other convenient place and at such time as the Secretary may fix, not less than ten (10) (or in the case of an amendment to the articles of incorporation, a plan of merger or share exchange, a proposed sale, lease, exchange, or other disposition of all or substantially all of the assets of the corporation other than in the usual or regular course of business, or the dissolution of the corporation, twenty (20)) nor more than sixty (60) days after the receipt of said request, and if said Secretary shall neglect or refuse to issue such call, those making the request may do so.

1.3          Notice of Meetings.  Written notice of the place, day and hour of the annual shareholders’ meeting and written notice of the day, place, hour and purpose or purpose of special shareholders’ meetings shall be delivered not less than ten (10) (or in the case of an amendment to the articles of incorporation, a plan of merger or share exchange, a proposed sale, lease, exchange, or other disposition of all or substantially all of the assets of the corporation other than in the usual or regular course of business, or the dissolution of the corporation, twenty (20)) nor more than sixty (60) days before the date of the meeting.  Notice may be transmitted by: mail, private carrier, or personal delivery, telegraph or teletype, or facsimile of the notice, and shall be given by or at the direction of the Chief Executive Officer, the President, the Secretary or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his or her address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

1.4          Waiver of Notice.  Except where expressly prohibited by law or the Articles of Incorporation, notice of the day, place, hour and purpose or purposes of any shareholders’ meeting may be waived in writing by any shareholder at any time, either before or after the meeting, and attendance at the meeting in person or by proxy shall constitute a waiver of such notice of the meeting unless such person in attendance asserts, if prior to commencement of such meeting, in writing to the Secretary, or if at the commencement of such meeting, publicly to the Chairman, that proper notice was not given. A waiver must be in writing, be signed by the shareholder entitled to notice, and be delivered to the corporation for inclusion in the minutes or filing in the corporate records. Any shareholder so waiving shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

1.5          Shareholders’ Action Without a Meeting.  The shareholders may take any action which they could properly take at a meeting without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the shareholders entitled to vote with respect to the subject matter thereof. Such consent shall have the same effect as a unanimous vote. Action taken by unanimous written consent of the shareholders is effective when all consents are in possession of the corporation, unless the consent specifies a later effective date.

1.6          Telephone Meetings.  Shareholders may participate in a meeting of shareholders by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other participant, and participation by such means shall constitute presence in person at a meeting.

1.7          List of Shareholders.  After fixing a record date for a shareholders’ meeting, the corporation shall prepare an alphabetical list of the names of all shareholders on the record date who are entitled to notice of the shareholders’ meeting. The list shall be arranged by voting group, and within each voting group by class or series of shares, and show the address of and number of shares held by each shareholder. A shareholder, shareholder’s agent, or a shareholder’s attorney may inspect the shareholders’ list, beginning ten days prior to the shareholders’ meeting and continuing through the meeting, at the corporation’s principal office or at a place identified in the meeting notice in the city where the meeting will be held during regular business hours and be at the shareholder’s expense. The shareholders’ list shall be kept open for inspection during such meeting or any adjournment.

1.8          Quorum and Voting.  The holders of a majority of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the Washington Business Corporation Act, are entitled to vote on that matter, represented in person or by proxy, shall constitute a quorum of those shares at a meeting of shareholders.  Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting.

General Voting Requirements.  If a quorum is present, action on a matter, other than the election of directors, shall be approved if the votes cast in favor of the action by shares entitled to vote on the matter exceed the votes cast against the action by shares entitled to vote thereon, unless the Articles of Incorporation or the Washington Business Corporation Act requires a greater number of affirmative votes or approval by separate voting groups.  Shares otherwise present at a meeting but for which there is an abstention on a matter or as to which no authority or discretion to vote on a matter is given or specified are not deemed to be votes cast on such matter.

Voting for Directors.  Shareholders entitled to vote at an election of directors are entitled to cumulate votes by multiplying the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and to cast the product for a single candidate or distribute the product among one or more candidates.  Unless otherwise provided in the Articles of Incorporation, the candidates elected shall be those receiving the largest number of votes cast, up to the number of directors to be elected.

1.9          Adjourned Meetings.  Whether for failure to obtain a quorum or otherwise, an adjournment or adjournments of any shareholders’ meeting may be taken to such date, time and place as the majority of the shares present or represented may determine without further notice if the new date, time or place is announced at the meeting before adjournment.  Any business may be transacted at a reconvened meeting that might have been transacted at the meeting as originally called, if a quorum is present or represented at the meeting.

1.10        Proxies.  The holder of any proxy for a shareholder shall present evidence of his or her appointment by an instrument in writing signed by the shareholder or by his or her duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. Revocation of a shareholder’s proxy shall not be effective until written notice thereof has actually been received by the secretary of the corporation.

1.11        Director Nominations.  Nominations of candidates for election as directors at any meeting of shareholders may be made (a) by, or at the direction of, a majority of the Board of Directors or (b) by any shareholder entitled to vote at such a meeting. Only persons nominated in accordance with the procedures set forth in this Section 1.11 shall be eligible for election as directors at such a meeting.

Nominations, other than those made by, or at the direction of, the Board of Directors, shall be made pursuant to timely notice in writing to the secretary of the corporation as set forth in this Section 1.11. To be timely a shareholder’s notice shall be delivered to, or mailed and received at, the principal executive offices of the corporation not less than sixty (60) days nor more than ninety (90) days prior to the date of a scheduled shareholders’ meeting, regardless of postponements, deferrals, or adjournments of that meeting to a later date; provided, however, that if less than seventy (70) days’ notice or prior public disclosure of the scheduled date of such a meeting is given or made, notice by the shareholder to be timely must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made. Such shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director and as to the shareholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of stock of the corporation which are beneficially owned by such person on the date of such shareholder notice and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including, but not limited to, information required to be disclosed by Item 4(b) and Item 6 of Schedule A of Regulation 14A and information which would be required to be filed on Schedule B of Regulation 14A with the Securities and Exchange Commission; and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the corporation’s books, of such shareholder and any other shareholders known by such shareholder to be supporting such nominees and (ii) the class and number of shares of stock of the corporation which are beneficially owned by such shareholder on the date of such shareholder notice and by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at a meeting of the shareholders shall furnish to the secretary of the corporation that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee.

No person shall be elected as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 1.11. Ballots bearing the names of all the persons who have been nominated for election as directors at a meeting of the shareholders in accordance with the procedures set forth in this Section 1.11 shall be provided for use at the meeting.

The Board of Directors may reject any nomination by a shareholder not timely made in accordance with the requirements of this Section 1.11. If the Board of Directors, or a designated committee thereof, determines that the information provided in a shareholder’s notice does not satisfy the informational requirements of this Section 1.11 in any material respect, the secretary of the corporation shall promptly notify such shareholder of the deficiency in the notice. The shareholder shall have an opportunity to cure the deficiency by providing additional information to the secretary within such period of time, not to exceed five (5) days from the date such deficiency notice is given to the shareholder, as the Board of Directors or such committee shall reasonably determine. If the deficiency is not cured within such period, or if the Board of Directors or such committee reasonably determines that the additional information provided by the shareholder, together with information previously provided, does not satisfy the requirements of this Section 1.11 in any material respect, then the Board of Directors may reject such shareholder’s nomination. The secretary of the corporation shall notify a shareholder in writing whether his nomination has been made in accordance with the time and information requirements of this Section 1.11. Notwithstanding the procedure set forth in this paragraph, if neither the Board of Directors nor such committee makes a determination as to the validity of any nominations by a shareholder, the presiding officer of the meeting of the shareholders shall determine and declare at the meeting whether a nomination was made in accordance with the terms of this Section 1.11. If the presiding officer determines that a nomination was made in accordance with the terms of this Section 1.11, he shall so declare at the meeting and ballots shall be provided for use at the meeting with respect to such nominee. If the presiding officer determines that a nomination was not made in accordance with the terms of this Section 1.11, he shall so declare at the meeting and the defective nomination shall be disregarded.

1.12        New Business.  At an annual meeting of shareholders, only such new business shall be conducted, and only such proposals shall be acted upon as shall have been brought before the annual meeting (a) by, or at the direction of, the Board of Directors or (b) by any shareholder of the corporation who complies with the notice procedures set forth in this Section 1.12. For a proposal to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a shareholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the corporation not less than sixty (60) days nor more than ninety (90) days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that, if less than seventy (70) days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the shareholder to be timely must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the date on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A shareholder’s notice to the secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation’s books, of the shareholder proposing such business and any other shareholders known by such shareholder to be supporting such proposal, (c) the class and number of shares of stock of the corporation which are beneficially owned by the shareholder on the date of such shareholder notice and by any other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder notice, and (d) any financial interest of the shareholder in such proposal.

The Board of Directors may reject any shareholder proposal not timely made in accordance with the terms of this Section 1.12. If the Board of Directors, or a designated committee thereof, determines that the information provided in a shareholder’s notice does not satisfy the informational requirements of this Section 1.12 in any material respect, the secretary of the corporation shall promptly notify such shareholder of the deficiency in the notice. The shareholder shall have an opportunity to cure the deficiency by providing additional information to the secretary within such period of time, not to exceed five (5) days from the date such deficiency notice is given to the shareholder, as the Board of Directors or such committee shall reasonably determine. If the deficiency is not cured within such period, or if the Board of Directors or such committee determines that the additional information provided by the shareholder, together with information previously provided, does not satisfy the requirements of this Section 1.12 in any material respect, then the Board of Directors may reject such shareholder’s proposal. The secretary of the corporation shall notify a shareholder in writing whether his proposal has been made in accordance with the time and informational requirements of this Section 1.12. Notwithstanding the procedure set forth in this paragraph, if neither the Board of Directors nor such committee makes a determination as to the validity of any shareholder proposal, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the shareholder proposal was made in accordance with the terms of this Section 1.12. If the presiding officer determines that a shareholder proposal was made in accordance with the terms of this Section 1.12, he shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to any such proposal. If the presiding officer determines that a shareholder proposal was not made in accordance with the terms of this Section 1.12, he shall so declare at the annual meeting and any such proposal shall not be acted upon at the annual meeting.

This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees of the Board of Directors, but, in connection with such reports, no new business shall be acted upon at such annual meeting unless stated, filed and received as herein provided.

SECTION 2

BOARD OF DIRECTORS

2.1          Number and Qualification.  All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, a Board of Directors, except as may be otherwise provided in these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act, as amended. The Board of Directors shall be composed of not less than three nor more than twelve directors, the specific number to be set by resolution of the Board of Directors. The number of directors may be changed from time to time by amendment to these Bylaws, but no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Directors need not be shareholders of the corporation or residents of the State of Washington and need not meet any other qualifications.

2.2          Election—Term of Office.  The directors shall be elected by the shareholders at each annual shareholders’ meeting, to hold office until the next annual shareholders’ meeting and until their respective successors are elected and qualified unless removed in accordance with the laws of Washington. In the event of failure to elect directors at any annual shareholders’ meeting, or in the event of failure to hold any annual shareholders’ meeting as provided by these Bylaws, directors may be elected at a special meeting of the shareholders called for that purpose.

2.3          Vacancies.  Except as otherwise provided by law, vacancies in the Board of Directors, whether caused by resignation, death, retirement, disqualification, removal or otherwise, may be filled for the remainder of the term by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors, except that directors elected to fill vacancies occurring through an increase in the number of directors shall serve until the next election of directors by the shareholders.

2.4          Resignation.  Any director may resign at any time by delivering written notice to the Board of Directors, its Chairman, the Chief Executive, the President, or the Secretary of the corporation. A resignation shall be effective when the notice is delivered unless the notice specifies a later effective date.

2.5          Removal of Directors.  At a meeting of the shareholders called expressly for that purpose, the entire Board of Directors, or any member thereof, may be removed, with or without cause, by a vote of the holders of a majority of shares then entitled to vote at an election of such directors.

2.6          Quorum and Voting.  At any meeting of the Board of Directors, the presence in person of a majority of the authorized number of directors shall constitute a quorum for the transaction of business, and if a quorum is present, the act of a majority of the directors present at such meeting shall be the act of the Board of Directors and of this corporation except as may be otherwise specifically provided by statute (including without limitation RCW 23B.08.730 relating to transactions in which a director or an officer has a conflicting interest), by the Articles of Incorporation, or by these Bylaws. Abstention from voting on a motion by a director present at a meeting at which there is a quorum shall be counted as a vote against the motion.

A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless:

(a)  The director objects at the beginning of the meeting, or promptly upon the director’s arrival, to holding it or transacting business at the meeting;

(b)  The director’s dissent or abstention from the action taken is entered in the minutes of the meeting; or

(c)  The director delivers written notice of the director’s dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation within a reasonable time after adjournment of the meeting.

The right of dissent or abstention is not available to a director who votes in favor of the action taken.

2.7          Annual Meeting.  The first meeting of each newly elected Board of Directors shall be known as the annual meeting thereof, and shall be held immediately after the annual shareholders’ meeting or any special shareholders’ meeting at which a Board of Directors is elected. Said meeting shall be held at the same place as such shareholders’ meeting unless some other place shall be specified by resolution of the shareholders or the Board of Directors.

2.8          Regular Meetings.  Regular meetings of the Board of Directors or any committee thereof may be held at such place, day and hour as may from time to time be fixed by resolution of the Board or the committee, as the case may be, without notice other than such resolution.

2.9          Special Meetings.  Special meetings of the Board of Directors or any committee thereof may be held at any place at any time whenever called by the Chairman of the Board, the Chief Executive Officer, President, Vice President, Secretary or Treasurer, or any two or more directors and, in the case of any committee of the Board of Directors, by the chairman of such committee.

2.10        Notice of Meetings.  Regular meetings of the Board of Directors or any committee thereof may be held without notice of the date, time, place or purpose of the meeting. Special meetings of the Board of Directors or any committee thereof must be preceded by at least twenty-four (24) hours notice of the date, time and place of the meeting. Notice may be delivered in the form of a written or electronically transmitted record or orally.  Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice of such meeting.  Notice to directors in an electronic transmission is effective only with respect to directors who have consented, in the form of a written or electronically transmitted record, to receive electronically transmitted notices and designated in the consent the address, location or system to which these notices may be electronically transmitted.  A director who has consented to receipt of electronically transmitted notices may revoke the consent by delivering a revocation to the corporation in the form of a written or electronically transmitted record.  Notice of any meeting of the Board of Directors or of any committee may be waived in writing by any director at any time, either before or after such meeting, and attendance at such meeting in person shall constitute a waiver of notice of the time, day, place and purpose of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business because the meeting was not lawfully convened.

2.11        Directors’ Action Without a Meeting.  The Board of Directors or a committee thereof may take any action which it could properly take at a meeting without such a meeting if one of more consents setting forth the action so taken shall be signed by all the directors, or by all the members of the committee, as the case may be, either before or after the action is taken, and delivered to the corporation for inclusion in the minutes or filing with the corporate records, each of which consents shall be set forth either (a) in an executed written record or (b) if the corporation has designated an address, location or system to which the consents may be electronically transmitted and the consent is electronically transmitted to the designated address, location or system in an executed electronically transmitted record.  Action taken by consent of directors without a meeting is effective when the last director executes the consent, unless the consent specifies a later effective date.

2.12        Committees of the Board.  The Board of Directors, by resolutions adopted by a majority of the entire Board of Directors, may designate from among its members an Executive Committee and one or more other committees. Each such committee may exercise the authority of the Board of Directors to the extent provided in such resolution and any subsequent resolutions pertaining thereto and adopted in like manner, provided that the authority of each such committee shall be subject to the limitations set forth in RCW 23B.03.250 as now or hereafter amended. Such committees shall keep regular minutes of their proceedings and report to the Board of Directors when requested to do so.

2.13        Telephone Meetings.  Members of the Board of Directors or any committee appointed by the Board of Directors may participate in a meeting of such Board or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other participant and participation by such means shall constitute presence in person at a meeting.

2.14        Compensation.  Directors as such shall receive no compensation for their services except such fees for attending meetings or a stated salary or such other consideration as may be authorized by a majority of the entire Board of Directors from time to time; provided, that this does not preclude any director from serving the corporation in any other capacity and receiving compensation therefor, nor does it preclude the Board of Directors from authorizing the reimbursement of expenses incurred by directors in attending meetings of the Board of Directors or of any committee created by the Board of Directors.

SECTION 3

OFFICERS

3.1          Officers Enumerated—Election.  The officers of the corporation shall be a Chief Executive Officer, President, one or more Vice Presidents, one or more Scientific Directors, a Secretary and a Treasurer (together with one or more Assistant Secretaries and Assistant Treasurers if such are desired by the Board of Directors), all of whom shall be elected by the Board of Directors, to hold office at the pleasure of the Board of Directors.

3.2          Qualifications.  None of the officers of the corporation need be a director. Any two or more corporate offices may be held by the same person.

3.3          The Chairman of the Board.  The Board of Directors may elect one of its members to the position of Chairman of the Board to act as moderator of meetings of the Board of Directors and shareholders. The position of Chairman of the Board shall not be deemed to be an executive office of the corporation for any purpose.

3.4          The Chief Executive Officer.  The Chief Executive Officer shall be the chief executive officer of the corporation, shall preside over meetings of the Board of Directors and shareholders in the absence of a Chairman of the Board and, subject to the control of the Board of Directors, shall supervise and control all of the assets, business and affairs of the corporation.  In general, the Chief Executive Officer shall perform all duties incident to the office of Chief Executive Officer and such other duties as are prescribed by the Board of Directors from time to time.

3.5          The President.  The President shall be the chief operating officer of the corporation unless some other officer is so designated by the Board of Directors and, in the event of the death of the Chief Executive Officer or his or her inability to act, the President shall perform the duties of the Chief Executive Officer, except as may be limited by resolution of the Board of Directors, with all the powers of and subject to all the restrictions upon the Chief Executive Officer.  The President shall perform such other duties as from time to time may be assigned to him or her by the Chairman of the Board or by the Board of Directors.

3.6          The Vice President.  The Vice President shall act as President in the absence or disability of the President and shall perform such other duties as the directors may from time to time designate.

3.7          The Secretary.  The Secretary, personally or with the assistance of others, shall prepare and keep minutes of the directors’ and shareholders’ meetings; authenticate all records of the corporation; attest all certificates of stock in the name of the corporation; keep the corporate seal, if any, and affix the same to certificates of stock and other proper documents; keep a record of the issuance of certificates of stock and the transfers of the same; and perform such other duties as the Board of Directors may from time to time designate.

3.8          The Treasurer.  The Treasurer shall have the care and custody, and be responsible for, all funds and securities of the corporation, and shall cause to be kept regular books of the account. The Treasurer shall cause to be deposited all funds and other valuable effects in the name of the corporation in such depositories as may be designated by the Board of Directors. In general, the Treasurer shall perform all of the duties incident to the office of Treasurer, and such other duties as from time to time may be assigned by the Board of Directors.

3.9          Vacancies.  Vacancies in any office arising from any cause may be filled by the Board of Directors at any regular or special meeting.

3.10        Removal.  Any officer or agent may be removed by action of the Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create any contract rights.

3.11        Other Officers and Agents.  The Board of Directors may appoint such other officers and agents as it shall deem necessary or expedient, who shall hold their office for such terms, and shall exercise such powers and perform such duties, as shall be determined from time to time by the Board of Directors.

3.12        Compensation.  The compensation of all officers of the corporation shall be fixed by the Board of Directors.

SECTION 4

SHARES AND CERTIFICATES OF SHARES

4.1          Share Certificates.  Share certificates shall be issued in numerical order, and each shareholder shall be entitled to a certificate signed by the Chief Executive Officer, the President or a Vice President, attested by the Secretary, or an Assistant Secretary, and sealed with the corporate seal, if any. Facsimiles of the signatures and seal may be used, as permitted by law. Every share certificate shall state:

(a)  The name of the corporation and that the corporation is organized under the laws of the State of Washington;

(b)  The name of the person to whom issued;

(c)  The number, class and series (if any) of shares which this certificate represents;

(d)  If the corporation is authorized to issue shares of more than one class, that upon request and without charge, the corporation will furnish any shareholder with a full statement of the designations, preferences, limitations and relative rights of the shares of each class.

4.2          Consideration for Shares.  Shares of this corporation may be issued for such consideration as shall be authorized by the Board of Directors. The consideration for the issuance of shares may be paid in whole or in part in cash, promissory notes, services performed, contracts for services to be performed, or other tangible or intangible property. The reasonable charges and expenses of organization or reorganization and the reasonable expenses of and compensation for the sale or underwriting of its shares may be paid or allowed by the corporation out of the consideration received by it in payment for its shares without rendering the shares not fully paid or assessable.

4.3          Transfers.  Shares may be transferred by delivery of the certificate, accompanied either by an assignment in writing on the back of the certificate, or by a written power of attorney to sell, assign and transfer the same, signed by the record holder of the certificate. Except as otherwise specifically provided in these Bylaws, no shares of stock shall be transferred on the books of the corporation until the outstanding certificate therefor has been surrendered to the corporation.

4.4          Loss or Destruction of Certificates.  In the event of the loss or destruction of any certificate, a new certificate may be issued in lieu thereof upon satisfactory proof of such loss or destruction, and upon the giving of security against loss to the corporation by bond, indemnity or otherwise, to the extent deemed necessary by the Board of Directors or the Secretary or Treasurer.

4.5          Fixing Record Date.  For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than seventy (70) days and, in case of a meeting of shareholders, not less than ten (10) (or in case of an amendment to the articles of incorporation, a plan of merger or share exchange, a proposed sale, lease, exchange, or other disposition of all or substantially all of the assets of the corporation other than in the usual or regular course of business, or the dissolution of the corporation, twenty (20)) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the close of business on the day before the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

4.6          Shares Without Certificates.  Notwithstanding any other provisions herein, the Board of Directors may authorize the issuance of some or all of the shares of any or all of the corporation’s classes or series without certificates.  The authorization does not affect shares already represented by certificates until they are surrendered to the corporation.  Within a reasonable time after the issuance or transfer of shares without certificates, the corporation shall send the shareholder a complete record containing the information required on certificates by applicable Washington law.

SECTION 5

BOOKS. RECORDS AND REPORTS

5.1          Records of Corporate Meetings and Share Registers.  The corporation shall keep complete records of all proceedings of the Board of Directors and shareholders and shall keep at its registered office or principal place of business or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders, the number and class of shares held by each and the dates they acquired same.

5.2          Corporate Books and Records.  The corporation shall keep a copy of the following records at its principal office: (a) the Articles of Incorporation or Restated Articles of Incorporation and all amendments to them currently in effect; (b) the Bylaws or Restated Bylaws, and all amendments to them currently in effect; (c) the minutes of all shareholders’ meetings, and records of all actions taken by shareholders without a meeting, for the past three (3) years; (d) its financial statements for the past three years (3), including balance sheets showing in reasonable detail the financial condition of the corporation as of the close of each fiscal year, and an income statement showing the results of its operations during each fiscal year prepared on a stated basis explained therein; (e) all written communications to shareholders generally within the past three (3) years; (f) a list of the names and business addresses of its current directors and officers; (g) its most recent annual report delivered to the Secretary of State, and (h) such other records as may be required under Washington law.

5.3          Copies of Resolutions.  Any person dealing with the corporation may rely upon a copy of any of the records of the proceedings, resolutions, or votes of the Board of Directors or shareholders, when certified by the Chief Executive Officer, President, Vice President, Secretary or Assistant Secretary.

5.4          Books of Account.  The corporation shall keep appropriate and complete books of account.

5.5          Inspection of Records by Shareholders.

(a)  Any shareholder of the corporation may inspect and copy, during regular business hours at the corporation’s principal office, any of the following records of the corporation provided the shareholder gives the corporation written notice of the shareholder’s demand at least five (5) business days before the date on which the shareholder wishes to inspect and copy such records: (i) the Articles or Restated Articles of Incorporation, and all amendments to them currently in effect; (ii) the Bylaws or Restated Bylaws, and all amendments to them currently in effect (iii) the minutes of all shareholder meetings, and records of all action taken by shareholders without a meeting for the past three (3) years; (iv) the financial statements for the corporation as required to be kept by the corporation under Washington law for the past three (3) years; (v) all written communications to shareholders generally within the past three (3) years; (vi) a list of the names and business addresses of its current directors and officers; and (vii) the corporation’s most recent annual report as delivered to the Secretary of State.

(b)  A shareholder of a corporation is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation provided the shareholder gives the corporation written notice of the shareholder’s demand at least five (5) business days before the date on which the shareholder wishes to inspect and copy such records and the shareholder’s demand is made in good faith and for a proper purpose, the shareholder describes with reasonable particularity the shareholder’s purpose and the records the shareholder desires to inspect, and the records are directly connected with the shareholder’s purpose: (i) Excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while exercising the authority of the Board of Directors, minutes of the shareholders, and records of action taken by the shareholders or the Board of Directors without a meeting; (ii) Accounting records of the corporation; and (iii) The record of shareholders.

SECTION 6

REGISTERED OFFICE AND REGISTERED AGENT

The registered office of the corporation shall be located in the state of Washington at such place as may be fixed from time to time by the Board of Directors upon filing of such notices as may be required by law, and the registered agent shall have a business office identical with such registered office. Any change in the registered agent or registered office shall be effective upon filing such change with the office of the Secretary of State of the state of Washington.

SECTION 7

FISCAL YEAR

The fiscal year of the corporation shall be as set forth in Exhibit A which is attached hereto and incorporated herein by this reference.

SECTION 8

CORPORATE SEAL

The corporate seal of the corporation shall be in the form shown on Exhibit A.

SECTION 9

LOANS TO DIRECTORS AND OFFICERS

No loans shall be made by the corporation to its officers or directors unless first approved in the manner required by RCW 23B.08.700 through .08.730 or other applicable law.

SECTION 10

MISCELLANEOUS PROCEDURAL PROVISIONS

The Board of Directors may adopt rules of procedure to govern any meetings of shareholders or directors to the extent not inconsistent with law, the Corporation’s Articles of Incorporation, or these Bylaws, as they are in effect from time to time. In the absence of any rules of procedure adopted by the Board of Directors, the Chairman shall make all decisions regarding such procedure for any meeting.

SECTION 11

AMENDMENT OF BYLAWS

The Board of Directors is expressly authorized to make, alter and repeal the Bylaws of the corporation, subject to the power of the shareholders of the corporation to change or repeal such Bylaws.

SECTION 12

INDEMNIFICATION OF DIRECTORS AND OFFICERS

12.1        Grant of Indemnification.  Subject to Section 12.2, each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any threatened, pending, or completed action, suit or proceedings, whether civil, criminal, administrative or investigative, whether formal or informal (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of this corporation or who, while a director or officer of this corporation, is or was serving at the request of this corporation as a director, officer, employee or agent of this or another corporation or of a partnership, joint venture, trust, other enterprise, or employee benefit plan, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by this corporation to the fullest extent permitted by applicable law, as then in effect, against all expense, liability and loss (including attorneys’ fees, costs, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators. Indemnification under this Section 12 shall be conditioned on approval of such indemnification by the shareholders or the Board of Directors, or a finding by independent legal counsel that such indemnification is consistent with the Washington Business Corporation Act and this Section 12, including but not limited to Section 12.2.

12.2        Limitations on Indemnification.  Notwithstanding Section 12.1, no indemnification shall be provided hereunder to any such person to the extent that such indemnification would be prohibited by the Washington Business Corporation Act or other applicable law as then in effect, nor, except as provided in Section 12.4 with respect to proceedings seeking to enforce rights to indemnification, shall this corporation indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person except where such proceeding (or part thereof) was authorized by the Board of Directors of this corporation.

12.3        Advancement of Expenses.  The right to indemnification conferred in this Section 12 shall include the right to be paid by this corporation the expenses incurred in defending any such proceeding in advance of its final disposition, except where the Board of Directors shall have adopted a resolution expressly disapproving such advance of expenses; provided, however, that the payment of such expenses in advance of the final disposition of a proceeding shall be made only upon delivery to this corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise.

12.4        Right to Enforce Indemnification.  If a claim under Section 12.1 is not paid in full by this corporation within sixty (60) days after a written claim has been received by this corporation, or if a claim for expenses incurred in defending a proceeding in advance of its final disposition authorized under Section 12.3 is not paid within twenty (20) days after a written claim has been received by this corporation, the claimant may at any time thereafter bring suit against this corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action with respect to expenses authorized under Section 12.3) that the claimant has not met the standards of conduct which make it permissible hereunder or under the Washington Business Corporation Act for this corporation to indemnify the claimant for the amount claimed. Neither the failure of this corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth herein or in the Washington Business Corporation Act nor (except as provided in section 12.3) an actual determination by this corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses shall be a defense to the action or create a presumption that the claimant is not so entitled.

12.5        Nonexclusivity.  The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section 12 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or the Bylaws, agreement, vote of shareholders or disinterested directors or otherwise.

12.6        Indemnification of Employees and Agents.  This corporation may, by action of its Board of Directors from time to time, provide indemnification and pay expenses in advance of the final disposition of a proceeding to employees and agents of this corporation on the same terms and with the same scope and effect as the provisions of this Section with respect to the indemnification and advancement of expenses of directors and officers of this corporation or pursuant to rights granted pursuant to, or provided by, the Washington Business Corporation Act or on such other terms as the Board may deem proper.

12.7        Insurance and Other Security.  This corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of this corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not this corporation would have the power to indemnify such person against such expense, liability or loss under the Washington Business Corporation Act. This corporation may enter into contracts with any director or officer of this corporation in furtherance of the provisions of this Section and may create a trust fund, grant a security interest or use other means (including without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Section.

12.8        Amendment or Modification.  This Section 12 may be altered or amended as provided in Section 11 at any time, but no such amendment shall have the effect of diminishing the rights of any person who is or was an officer or director as to any acts or omissions taken or omitted to be taken prior to the effective date of such amendment.

12.9        Effect of Section.  The rights conferred by this Section 12 shall be deemed to be contract rights between this corporation and each person who is or was a director or officer. This corporation expressly intends each such person to rely on the rights conferred hereby in performing his or her respective duties on behalf of this corporation.

SECTION 13

REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The Chief Executive Officer, the President, or any Vice President, and the Secretary, or any Assistant Secretary, of the corporation are authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of other corporations standing in the name of the corporation. Said authority may be exercised by such officers either in person or by proxy or power of attorney duly executed by any of said officers.

EXHIBIT A

1.1           Date and time of annual meeting:  third Tuesday in May

7              Fiscal year:  December 31

8              Corporate Seal

Date Bylaws Adopted: May 23, 1984

Bylaws Amended: September 24, 1984

Bylaws Amended: December 3, 1986

Bylaws Amended: February 27, 1987

Bylaws Amended: April 1, 1987

Bylaws Amended: September 25, 1987

Bylaws Amended: February 11, 1988

Bylaws Amended: March 3, 1988

Bylaws Amended: April 22, 1988

Bylaws Amended: February 27, 1989

Bylaws Amended: August 2, 1990

Bylaws Amended: November 15, 1990

Bylaws Amended: December 16, 1991

Bylaws Amended: September 10, 1992

Bylaws Amended: July 7, 1993

Bylaws Amended: August 4, 1993

Bylaws Amended: November 5, 1993

Bylaws Amended: August 15, 1994

Bylaws Amended: March 28, 2006

Name change effective 6/16/2006

Amended and Restated effective 6/23/09

Amended and Restated effective 6/9/10